================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 4, 2006

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    1-11596                58-1954497
  ----------------------------      ----------------       -------------------
  (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)                Number)            Identification No.)

        1940 N.W. 67th Place, Suite A, Gainesville, Florida     32653
        ---------------------------------------------------   ----------
              (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (352) 373-4200

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Section 5 - Corporate Governance and Management.

Item 5.02. Departure of directors or principal officers; election of directors; appointment of principal officers.

     On May 4, 2006, the Company's Board of Directors appointed Mr. David Hansen, 45, Interim Chief Financial Officer. Mr. Hansen has been with the Company since October 1995, and served in various capacities, including Vice President Corporate Controller/Treasurer from June 2005 to the present, Treasurer from March 2003 to June 2005, and Corporate Controller from June 1999 to March 2003. Mr. Hansen will continue to perform his current duties as well as the duties of the Interim Chief Financial Officer, until a permanent replacement is named.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: May 5, 2006.

                                          PERMA-FIX ENVIRONMENTAL SERVICES, INC.



                                          By: /s/ Dr. Louis F. Centofanti
                                              ----------------------------------
                                              Dr. Louis F. Centofanti,
                                              President and
                                              Chief Executive Officer

                                        3